UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

Willis Group Holdings Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 30, 2012, Willis Group Holdings Public Limited Company (“the Company”) and certain subsidiary companies entered into a revised Schedule of Contributions with Willis Pension Trustee Limited (“Trustee”), the Trustee of its UK defined benefit pension plan (“the Plan”). The revised Schedule of Contributions sets out the contributions toward on-going accrual of benefits and deficit funding contributions the Company will make to the Plan over the six-year period from January 1, 2012 to December 31, 2017. On-going contributions shall be 15.9 percent of active Plan members’ pensionable salaries, estimated to be approximately £15 million in 2012 (for comparison purposes, in 2011 the Company made on-going contributions amounting to £25 million). Contributions towards funding the deficit shall be £36 million per annum (for comparison purposes, in 2011 the Company made deficit funding contributions amounting to £25 million). Additionally, the revised Schedule of Contributions shall require:

•	a profit share contribution equal to 20 percent of the Company’s consolidated EBITDA in excess of $900 million each year during the six-year period; subject to

•	the aggregate amount of contributions from both deficit and profit share payments may not exceed £312 million over the six-year period from January 1, 2012 to December 31, 2017.

Additional deficit funding contributions are payable by the Company in the event the Company makes exceptional returns to its stockholders including share buybacks. The additional contribution payable shall be equal to 10 percent of any such exceptional returns.

The Schedule of Contributions is automatically renegotiated after three years and at any earlier time jointly agreed by the Company and the Trustee.

On March 30, 2012, the Company and certain subsidiary companies also entered into a Guarantee to unconditionally, jointly and severally guarantee their performance obligations under the Schedule of Contributions.

The Guarantee and the Schedule of Contributions are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and each are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Instrument Comprising A Guarantee in Favour of Willis Pension Trustees Limited in Respect of the Willis Pension Scheme

10.2	Schedule of Contributions for the Willis Pension Scheme

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2012	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Adam G. Ciongoli
Adam G. Ciongoli
Group General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Instrument Comprising A Guarantee in Favour of Willis Pension Trustees Limited in Respect of the Willis Pension Scheme

10.2	Schedule of Contributions for the Willis Pension Scheme